SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): May 2, 1999


                            ENTERPRISE SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)

Delaware                           0-18034                   68-0158367
(State or Other              (Commission File No.)           (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

              8415 Explorer Drive, Colorado Springs, Colorado 80920
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (719) 548-1800

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   Other Events.

          On May 2, 1999, Enterprise Software, Inc. ("Enterprise") signed a non-binding letter of intent with LiveWire Ventures, LLC ("LiveWire") regarding a proposed transaction whereby LiveWire, through a subsidiary, would acquire up to one hundred percent (100%) of the outstanding common stock of Enterprise. A copy of the letter intent is attached as an exhibit to this Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information And Exhibits.

         (c)   Exhibits.

              Item 601
           Regulation S-K
         Exhibit Reference
               Number                          Exhibit Description
         -----------------                     -------------------
                99                 Letter of Intent,  dated May 2, 1999, between
                                   Enterprise   Software,   Inc.   and  LiveWire
                                   Ventures, LLC.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Enterprise Software, Inc.

                                   By:   /s/ Richard Schleufer
                                         ---------------------
                                         Richard Schleufer
                                         Chief Executive Officer


May 14, 1999

                                  EXHIBIT INDEX


         Exhibit Reference
               Number                          Exhibit Description
         -----------------                     -------------------
                99                 Letter of Intent,  dated May 2, 1999, between
                                   Enterprise   Software,   Inc.   and  LiveWire
                                   Ventures, LLC.
















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